Exhibit (d)(4)

Schedule A

List of Funds

•	Innovator U.S. Equity Buffer ETF – January
•	Innovator U.S. Equity Buffer ETF – February
•	Innovator U.S. Equity Buffer ETF – March
•	Innovator U.S. Equity Buffer ETF – April
•	Innovator U.S. Equity Buffer ETF – May
•	Innovator U.S. Equity Buffer ETF – June
•	Innovator U.S. Equity Buffer ETF – July
•	Innovator U.S. Equity Buffer ETF – August
•	Innovator U.S. Equity Buffer ETF – September
•	Innovator U.S. Equity Buffer ETF – October
•	Innovator U.S. Equity Buffer ETF – November
•	Innovator U.S. Equity Buffer ETF – December
•	Innovator U.S. Equity Power Buffer ETF – January
•	Innovator U.S. Equity Power Buffer ETF – February
•	Innovator U.S. Equity Power Buffer ETF – March
•	Innovator U.S. Equity Power Buffer ETF – April
•	Innovator U.S. Equity Power Buffer ETF – May
•	Innovator U.S. Equity Power Buffer ETF – June
•	Innovator U.S. Equity Power Buffer ETF – July
•	Innovator U.S. Equity Power Buffer ETF – August
•	Innovator U.S. Equity Power Buffer ETF – September
•	Innovator U.S. Equity Power Buffer ETF – October
•	Innovator U.S. Equity Power Buffer ETF – November
•	Innovator U.S. Equity Power Buffer ETF – December
•	Innovator U.S. Equity Ultra Buffer ETF – January
•	Innovator U.S. Equity Ultra Buffer ETF – February
•	Innovator U.S. Equity Ultra Buffer ETF – March
•	Innovator U.S. Equity Ultra Buffer ETF – April
•	Innovator U.S. Equity Ultra Buffer ETF – May
•	Innovator U.S. Equity Ultra Buffer ETF – June
•	Innovator U.S. Equity Ultra Buffer ETF – July
•	Innovator U.S. Equity Ultra Buffer ETF – August
•	Innovator U.S. Equity Ultra Buffer ETF – September
•	Innovator U.S. Equity Ultra Buffer ETF – October
•	Innovator U.S. Equity Ultra Buffer ETF – November

•	Innovator U.S. Equity Ultra Buffer ETF – December

•	Innovator International Developed Power Buffer ETF – January
•	Innovator International Developed Power Buffer ETF – February
•	Innovator International Developed Power Buffer ETF – March
•	Innovator International Developed Power Buffer ETF – April

•	Innovator International Developed Power Buffer ETF – May
•	Innovator International Developed Power Buffer ETF – June
•	Innovator International Developed Power Buffer ETF – July
•	Innovator International Developed Power Buffer ETF – September
•	Innovator International Developed Power Buffer ETF – October
•	Innovator International Developed Power Buffer ETF – November
•	Innovator International Developed Power Buffer ETF – December
•	Innovator Emerging Markets Power Buffer ETF – January
•	Innovator Emerging Markets Power Buffer ETF – April
•	Innovator Emerging Markets Power Buffer ETF – July
•	Innovator Emerging Markets Power Buffer ETF – October
•	Innovator U.S. Small Cap Power Buffer ETF – January
•	Innovator U.S. Small Cap Power Buffer ETF – April
•	Innovator U.S. Small Cap Power Buffer ETF – June
•	Innovator U.S. Small Cap Power Buffer ETF – July
•	Innovator U.S. Small Cap Power Buffer ETF – October
•	Innovator Growth-100 Power Buffer ETF – January
•	Innovator Growth-100 Power Buffer ETF – April
•	Innovator Growth-100 Power Buffer ETF – June
•	Innovator Growth-100 Power Buffer ETF – July
•	Innovator Growth-100 Power Buffer ETF – October
•	Innovator 20+ Year Treasury Bond Floor 5 ETF – Quarterly

•	Innovator 20+ Year Treasury Bond Buffer 9 ETF – July

•	Innovator Double Stacker ETF – January

•	Innovator Double Stacker 9 Buffer ETF – January

•	Innovator Triple Stacker ETF – January

•	Innovator U.S. Equity Accelerated ETF – January

•	Innovator U.S. Equity Accelerated ETF – April

•	Innovator U.S. Equity Accelerated ETF – July

•	Innovator U.S. Equity Accelerated ETF – October

•	Innovator U.S. Equity Accelerated Plus ETF – January

•	Innovator U.S. Equity Accelerated Plus ETF – April

•	Innovator U.S. Equity Accelerated Plus ETF – July

•	Innovator U.S. Equity Accelerated Plus ETF – October

•	Innovator U.S. Equity Accelerated 9 Buffer ETF – January

•	Innovator U.S. Equity Accelerated 9 Buffer ETF – April

•	Innovator U.S. Equity Accelerated 9 Buffer ETF – July

•	Innovator U.S. Equity Accelerated 9 Buffer ETF – October

•	Innovator U.S. Equity Accelerated ETF – Quarterly

•	Innovator Growth Accelerated ETF – Quarterly

•	Innovator Growth Accelerated Plus ETF – January

•	Innovator Growth Accelerated Plus ETF – April

•	Innovator Growth Accelerated Plus ETF – July

•	Innovator Growth Accelerated Plus ETF – October

•	Innovator Defined Wealth Shield ETF

•	Innovator Buffer Step-Up Strategy ETF

•	Innovator Power Buffer Step-Up Strategy ETF

•	Innovator Hedged TSLA Strategy ETF

•	Innovator Uncapped Accelerated U.S. Equity ETF

•	Innovator Premium Income 10 Barrier ETF – January

•	Innovator Premium Income 10 Barrier ETF – April

•	Innovator Premium Income 10 Barrier ETF – July

•	Innovator Premium Income 10 Barrier ETF – October
•	Innovator Premium Income 20 Barrier ETF – January

•	Innovator Premium Income 20 Barrier ETF – April

•	Innovator Premium Income 20 Barrier ETF – July

•	Innovator Premium Income 20 Barrier ETF – October
•	Innovator Premium Income 30 Barrier ETF – January

•	Innovator Premium Income 30 Barrier ETF – April

•	Innovator Premium Income 30 Barrier ETF – July

•	Innovator Premium Income 30 Barrier ETF – October
•	Innovator Premium Income 40 Barrier ETF – January

•	Innovator Premium Income 40 Barrier ETF – April

•	Innovator Premium Income 40 Barrier ETF – July

•	Innovator Premium Income 40 Barrier ETF – October
•	Innovator Equity Defined Protection ETF – 2 Yr to July 2025

•	Innovator Equity Defined Protection ETF – 2 Yr to January 2026
•	Innovator Equity Defined Protection ETF – 2 Yr to April 2026
•	Innovator Premium Income 9 Buffer ETF – January
•	Innovator Premium Income 15 Buffer ETF – January
•	Innovator Premium Income 9 Buffer ETF – April
•	Innovator Premium Income 15 Buffer ETF – April
•	Innovator Premium Income 9 Buffer ETF – October
•	Innovator Premium Income 15 Buffer ETF – October
•	Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly
•	Innovator U.S. Equity 10 Buffer ETF – Quarterly